                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                           LIMITED POWER OF ATTORNEY

          NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, FORM S-1 AND FORM S-3

The undersigned officer of Genworth Life and Annuity Insurance Company, a Virginia corporation (the "Company"), hereby nominate and appoint Jac J. Amerell, Paul A. Haley and Michael D. Pappas, with full power to each of them to act in his name and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Form S-1 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

    1. variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172,
       333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575,
       333-143407, 333-149595 and 333-162503);

    2. variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820,
       333-41031, 333-82311, and 333-111208);

    3. guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-141514, 333-69620 and 333-69786);
       and

    4. guaranteed income annuity contracts and certificates filed on Form S-1 (SEC File No. 333-143494).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officer might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the undersigned officer of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the undersigned officer of the Company.

IN WITNESS WHEREOF, the undersigned in his capacity as officer, as indicated below, has caused this Limited Power of Attorney to be executed in his name for the specified purpose described above as of April 1, 2013.

                        (SIGNATURES ON FOLLOWING PAGE)

                                     GENWORTH LIFE AND ANNUITY INSURANCE
                                     COMPANY

                                     By:  /s/ Elena K. Edwards
                                          --------------------------------------
                                          Elena K. Edwards
                                          Director, Chairperson of the Board,
                                          President and Chief Executive Officer

                   GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                            LIMITED POWER OF ATTORNEY

           NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM N-4, FORM N-6, FORM S-1 AND FORM S-3

The undersigned officer of Genworth Life and Annuity Insurance Company, a Virginia corporation (the "Company"), hereby nominate and appoint Jac J. Amerell, Paul A. Haley, Thomas M. Stinson, and Michael D. Pappas, with full power to each of them to act in his name and in place of any and all capacities, to execute on behalf of the undersigned the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940, as well as Form S-1 filed under the Securities Act of 1933 and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

     1. variable annuity contracts filed on Form N-4 (SEC File Nos. 033-17428, 033-76336, 033-76334, 333-62695, 333-63531, 333-96513, 333-31172,
          333-47732, 333-67904, 333-133425, 333-134457, 333-138258, 333-140575,
          333-143407, 333-149595 and 333-162503);

     2. variable life insurance policies filed on Form N-6 (SEC File Nos. 333-72572, 333-111213, 333-111440, 033-09651, 333-32071, 333-40820,
          333-41031, 333-82311, and 333-111208);

     3. guaranteed term option and market value adjustment annuity contracts filed on Form S-1 (SEC File Nos. 333-141514, 333-69620 and 333-69786);
          and

     4. guaranteed income annuity contracts and certificates filed on Form S-1 (SEC File No. 333-143494).

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officer might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the undersigned officer of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the undersigned officer of the Company.

IN WITNESS WHEREOF, the undersigned in his capacity as officer, as indicated below, has caused this Limited Power of Attorney to be executed in his name for the specified purpose described above as of May 25, 2012.

                         (SIGNATURES ON FOLLOWING PAGE)

                                        GENWORTH LIFE AND ANNUITY INSURANCE
                                        COMPANY


                                        By: /s/ Daniel J. Sheehan, IV
                                            ------------------------------------
                                            Daniel J. Sheehan, IV
                                            Director, Senior Vice President and
                                            Chief Investment Officer


                                   Page 2 of 2